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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 5, 1997
                                                        ----------------

                        CHASE MANHATTAN BANK USA, N.A.
                        ------------------------------
              (Exact Name of registrant specified in its charter)

United States                     333-07575                  22-2382028
-------------                     ---------                  ----------
(State or other Jurisdiction of   (Commission File Number)   (I.R.S. employer
Incorporation)                                               Identification No.)

                              802 Delaware Avenue
                          Wilmington, Delaware 19801

                   (Address of principal executive offices)
                   ----------------------------------------
                 Registrant's telephone number: (302) 575-5033

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                                                                               2
Item 5.  Other Events
         ------------

         On February 5, 1997, Chase Manhattan Bank USA, N.A. ("Chase USA") formed Chase Manhattan Auto Owner Trust 1997-A (the "Issuer") pursuant to a Trust Agreement, dated as of February 5, 1997, between Chase USA and Wilmington Trust Company, as Owner Trustee (the "Owner Trustee").

         On February 6, 1997, the Owner Trustee filed a Certificate of Trust in respect of the Issuer with the Delaware Secretary of State pursuant to Section 3810 of Title 12 of the Delaware Code.

         On February 24, 1997, Norwest Bank Minnesota, National Association (the "Indenture Trustee") executed and delivered to Simpson Thacher & Bartlett, as counsel for the Issuer, a statement on Form T-1 as to its eligibility pursuant to the requirements of the Trust Indenture Act of 1939 (the "TIA") to hold the position of indenture trustee under an Indenture, between the Issuer and the Indenture Trustee (the "Indenture").


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
         -----------------------------------------------------------------

         Exhibits

         4.3(A)(3)             Certificate of Trust of the Issuer.

         4.3(B)(3)             Trust Agreement pursuant to which the Issuer was
                               formed.

         25.2 Statement of the Indenture Trustee on Form T-1 as to its eligibility pursuant to the requirements of the TIA to hold the position of indenture trustee under the Indenture.

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  CHASE MANHATTAN BANK USA, N.A.
                                                  ------------------------------
                                                           (Registrant)


                                                  By:  /s/ Keith Schuck
                                                     --------------------------
                                                  Name:     Keith Schuck
                                                  Title:    Controller

Date:  March 7, 1997

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                                                                               4

                               INDEX TO EXHIBITS

                                                                  Sequentially
Exhibit Number     Exhibit                                        Numbered Pages
--------------     -------                                        --------------

4.3(A)(3)          Certificate of Trust of the Issuer.                   1

4.3(B)(3)          Trust Agreement pursuant to which the Issuer          2
                   was formed.

25.2               Statement of the Indenture Trustee on Form           41
                   T-1 as to its eligibility pursuant to the requirements of the TIA to hold the position of indenture trustee under the Indenture.